Exhibit 10.2

AMENDED AND RESTATED CONSULTING AGREEMENT

Effective Date: April 14, 2023

This Amended and Restated Consulting Agreement (the “Agreement”) is made as of the date set forth above (the “Effective Date”) by and among Stran & Company, Inc., a Nevada corporation (the “Client”), the consultant named on the signature page hereto (the “Consultant”), and the sole owner and officer of Consultant named on the signature page hereto (the “Officer”). This Agreement amends and restates the Consulting Agreement, dated December 2, 2021, among the Client, the Consultant and the Officer (the “Original Agreement”).

1. Amendment and Restatement. The Original Agreement is hereby amended and restated in its entirety as of the Effective Date.

2. Engagement of Services. In connection with Officer’s role as Vice President of Growth and Strategic Initiatives for Client since March 2020, Consultant, an entity whose sole owner and officer is Officer, has been providing services to Client, and from and after the date hereof and subject to the terms of this Agreement, Consultant will continue to render these services (all of such services, including those rendered prior to the date hereof, are referred to herein as the “Services”). Consultant will have exclusive control over the manner and means of performing the Services, including the choice of place and time. Consultant will provide, at Consultant’s own expense, a place of work and all equipment, tools and other materials necessary to complete the Services; however, to the extent necessary to facilitate performance of the Services, Client may, in its discretion, make its equipment or facilities available to Officer or Consultant at Officer or Consultant’s request. While on Client’s premises, Officer and Consultant agree to comply with Client’s then-current access rules and procedures, including those related to safety, security and confidentiality. Consultant agrees and acknowledges that Officer and Consultant have no expectation of privacy with respect to Client’s telecommunications, networking or information processing systems (including stored computer files, email messages and voice messages) and that Officer and Consultant’s activities, including the sending or receiving of any files or messages, on or using those systems may be monitored, and the contents of such files and messages may be reviewed and disclosed, at any time, without notice.

3. Compensation. As compensation for the Services, Client will compensate Consultant as follows:

3.1 Annual Fee. Client will pay Consultant an annual fee of $200,000 during the Term (as defined below), pro-rated for any period for which the Services are provided for less than the Term’s full length (the “Annual Fee”). Payment to Consultant of the Annual Fee will be due on a bi-weekly basis following Client’s receipt of an invoice which contains accurate records of the work performed sufficient to document the invoiced fees during the prior period or unbilled portion thereof. Consultant will be reimbursed only for its reasonable and documented expenses that are preapproved in writing (including by email) by Client.

3.2 Bonus. To the extent applicable, Consultant will receive the cash-equivalent equity bonus compensation enumerated in Section 3.3 hereof (the “Cash-Equivalent Equity Bonus”), the equity bonus compensation enumerated in Section 3.4 hereof (the “Equity Bonus”), the discretionary bonus compensation enumerated in Section 3.6 hereof (the “Discretionary Bonus”), and the automobile bonus compensation enumerated in Section 3.7 hereof (the “Automobile Bonus”, and each Cash-Equivalent Equity Bonus, Equity Bonus, Discretionary Bonus, and Automobile Bonus generally, the “Bonus”). For purposes of the Cash-Equivalent Equity Bonus and the Equity Bonus, the target (the “Sales Target”) for Sales (as defined below) and the target (the “Net Profit Target”, and each Net Profit Target and Sales Target generally, the “Target”) for Net Profit (as defined below) for the fiscal year for each respective Cash-Equivalent Equity Bonus and Equity Bonus shall, except as provided below, be determined or amended by the Board of Directors of the Client (the “Board”) or its Compensation Committee (the “Compensation Committee”), or by an executive officer, other than Officer, or a third party to which the Board or the Compensation Committee delegates such authority, provided that any such delegated authority shall be subject to any reporting or other requirements as the Board or the Compensation Committee may determine. “Sales” is defined as the item that most closely matches the description of sales or revenues which is presented in the Client’s audited financial statements and in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) for the applicable fiscal year. “Net Profit” is defined as the item that most closely matches the description of net profit or net earnings which is presented in the Client’s audited financial statements and in accordance with GAAP for the applicable fiscal year, with such calculation including the removal of any expenses related to annual bonus payments to the Client’s executive officers or members of Client’s management team.

3.3 Cash-Equivalent Equity Bonus. Each fiscal year during the Term, the maximum Cash-Equivalent Equity Bonus shall be granted in the form of Restricted Shares (as defined below) and shall vest with respect to each of the portions determined by the definition of “Grant Value” below upon certification of attainment of the applicable Target by the Board or the Compensation Committee for each fiscal year. The Cash-Equivalent Equity Bonus amount shall be equal to a Grant Value (as defined in Section 3.3(b) hereof, as applicable) divided by the Share Price (as defined below). The “Share Price” for the first fiscal year ending during the Term shall be the closing price of the Client’s common stock on the Nasdaq Capital Market tier of The Nasdaq Stock Market LLC (“Nasdaq”) on the later of the Effective Date or the date of the approval of the Board or the Compensation Committee. The “Share Price” for each fiscal year ending subsequent to the Term shall be the closing price of the Client’s common stock on Nasdaq on the anniversary of the Effective Date or as otherwise determined by the Board or the Compensation Committee. The Cash-Equivalent Equity Bonus for the first fiscal year ending during the Term shall be granted upon execution of this Agreement and approval by the Board or the Compensation Committee. The Cash-Equivalent Equity Bonus for each fiscal year ending subsequent to the Term shall be granted at the beginning of such fiscal year and approval by the Board or the Compensation Committee. If at any time there are not sufficient authorized shares of common stock as determined in accordance with the preceding sentence, the Client shall use its best efforts to effect an increase in the number of shares of common stock it is authorized to issue.

(a) The “Sales Grant Value” is defined as: (i) 2% of the Annual Fee if 95% of the annual Sales Target is attained; (ii) 8% of the Annual Fee if 100% of the annual Sales Target is attained; (iii) 12% of the Annual Fee if 110% of the annual Sales Target is attained; or (iv) 16% of the Annual Fee if 120% of the annual Sales Target is attained, upon certification of such attainment by the Board or the Compensation Committee.

(b) The “Net Profit Grant Value” (such Net Profit Grant Value and the the Sales Grant Value generally, the “Grant Value”) is defined as: (i) 3% of the Annual Fee if 95% of the annual Net Profit Target is attained; (ii) 12% of the Annual Fee if 100% of the annual Net Profit Target is attained; (iii) 18% of the Annual Fee if 110% of the annual Net Profit Target is attained; or (iv) 24% of the Annual Fee if 120% of the annual Net Profit Target is attained, upon certification of such attainment by the Board or the Compensation Committee.

3.4 Equity Bonus.

(a) Each Equity Bonus shall consist of the amounts enumerated in this Section 3.4 of restricted shares of the Client’s common stock (“Restricted Shares”), and stock options for the purchase of the amount of shares of the Client’s common stock with exercise price(s) or other terms and conditions determined by the Board or the Compensation Committee subject to the provisions of this Section 3.4 (“Stock Options”). Stock Options will be exercisable only to the extent that the Client has a sufficient number of authorized shares of common stock available for issuance, after accounting for all shares reserved for issuance pursuant to rights not subject to a similar limitation. If at any time there are not sufficient authorized shares of common stock as determined in accordance with the preceding sentence, the Client shall use its best efforts to effect an increase in the number of shares of common stock it is authorized to issue.

(b) Each portion of an Equity Bonus consisting of Restricted Shares shall be granted and shall be immediately fully-vested and exercisable upon certification of attainment of the applicable Target by the Compensation Committee. Each portion of an Equity Bonus consisting of a Stock Option subject to the Equity Bonus for the first fiscal year ending during the Term shall be granted upon execution of this Agreement, subject to the approval of the Board or the Compensation Committee. Each portion of an Equity Bonus consisting of a Stock Option subject to the Equity Bonus for each fiscal year ending subsequent to the first fiscal year ending during the Term shall be granted at the beginning of such subsequent fiscal year, subject to the approval of the Board or the Compensation Committee. Each Stock Option shall vest and become exercisable upon certification of attainment of the applicable Target by the Board or the Compensation Committee.

(c) The Equity Bonus is defined as each of the following:

(i) 8,000 Restricted Shares and vesting of a Stock Option to purchase 40,000 shares of common stock if the annual Sales Target is attainedattained;

(ii) 12,000 Restricted Shares and vesting of a Stock Option to purchase 40,000 shares of common stock if the annual Net Profit Target is attained;

(iii) Vesting of a Stock Option to purchase 50,000 shares of common stock if 125% of the annual Net Profit Target is attained; and

(iv) Vesting of a Stock Option to purchase 50,000 shares of common stock if 150% of the annual Net Profit Target is attained.

3.5 Equity Grants Generally. All grants of or pending grants of Restricted Shares and Stock Options provided for under Section 3.3 hereof and 3.4 hereof shall be awarded under the Stran & Company, Inc. Amended and Restated 2021 Equity Incentive Plan (the “Plan”) and shall be subject to the further terms and conditions of the Plan and a Restricted Stock Award Agreement or Stock Option Agreement, respectively.

3.6 Discretionary Bonus. For each fiscal year completed during the Term, Consultant will be eligible to receive discretionary bonus compensation in addition to the Bonus set forth in Sections 3.3, 3.4 and 3.7 hereof, as determined by the Board of Directors of the Board or its Compensation Committee, within its sole discretion (the “Discretionary Bonus”).

3.7 Automobile Bonus. During the Term, Client will pay Consultant an additional $750 per month as an automobile bonus (the “Automobile Bonus”).

3.8 Change in Control. Upon the occurrence of a Change in Control (as defined below) during the Term, whether or not Consultant’s engagement is terminated, or upon Consultant’s termination without cause, all restricted stock, stock option, stock appreciation right or similar awards granted to or pending grant to and held by Consultant shall immediately vest and shall no longer be subject to forfeiture, unless expressly provided otherwise in the governing documents for such awards. For the purposes of this Agreement, “Change in Control” shall be deemed to have occurred if, after the Effective Date, any of the following occurs (through one or a series of related transactions): (a) the sale, disposition or transfer to an unrelated third-party of all or substantially all of the consolidated assets of Client and its consolidated subsidiaries, (b) a sale, disposition or transfer resulting in no less than a majority of the voting power or equity interests of Client and its consolidated subsidiaries on a fully-diluted basis being held by a person (as defined below) or persons acting as a group who prior to such sale, disposition or transfer did not have a majority of such voting power, (c) a merger, consolidation, recapitalization or reorganization of Client or its consolidated subsidiaries with or into one or more entities such that “control” (as defined below) of the resulting entity is held, directly or indirectly, by a person or persons acting as a group who did not have control of Client and its consolidated subsidiaries prior to such merger, consolidation, recapitalization or reorganization, or (d) the liquidation or dissolution of Client or its consolidated subsidiaries. For purposes of the foregoing, “control” means the power to direct or cause the direction of the management and policies, or the power to appoint directors, whether through the ownership of voting interests, by contract or otherwise, and “person” shall have the meaning such term has as is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). For the avoidance of doubt any restructuring of Client into a holding company structure, re-domestication of Client into a different jurisdiction or other reorganization of Client where the persons who prior to such restructuring, re-domestication or reorganization held a majority of the voting power continue to hold a majority of the voting power thereafter shall not be deemed to be a Change in Control.

4. Ownership of Work Product. Consultant and Officer agree that any and all Work Product, other than Preexisting IP (as defined below), shall be the sole and exclusive property of Client. Consultant and Officer hereby irrevocably assign to Client all right, title and interest worldwide in and to any deliverables arising from the provision of the Services (“Deliverables”), and to any ideas, concepts, processes, discoveries, developments, formulae, information, materials, improvements, designs, artwork, content, software programs, other copyrightable works, and any other work product created, conceived or developed by Consultant or Officer (whether alone or jointly with others) for Client during or before the term of this Agreement, including all copyrights, patents, trademarks, trade secrets, and other intellectual property rights therein (the “Work Product”). Consultant and Officer retain no rights to use the Work Product other than rights to Preexisting IP and agree not to challenge the validity of Client’s ownership of the Work Product. Consultant and Officer agree to execute, at Client’s request and expense, all documents and other instruments necessary or desirable to confirm such assignment. In the event that Consultant or Officer does not, for any reason, execute such documents within a reasonable time after Client’s request, Consultant and Officer hereby irrevocably appoint Client as each of Consultant’s and Officer’s attorney-in-fact for the purpose of executing such documents on Consultant’s or Officer’s behalf, which appointment is coupled with an interest.

5. Other Rights. If Consultant or Officer has any rights, including without limitation “artist’s rights” or “moral rights,” in the Work Product other than Preexisting IP which cannot be assigned, Consultant and Officer hereby unconditionally and irrevocably grant to Client an exclusive (even as to Consultant and Officer), worldwide, fully paid and royalty-free, irrevocable, perpetual license, with rights to sublicense through multiple tiers of sublicensees, to use, reproduce, distribute, create derivative works of, publicly perform and publicly display the Work Product in any medium or format, whether now known or later developed. In the event that Consultant or Officer has any rights in the Work Product that cannot be assigned or licensed, Consultant and Officer unconditionally and irrevocably waive the enforcement of such rights, and all claims and causes of action of any kind against Client or Client’s customers.

6. License to Preexisting IP. Client acknowledges that Consultant may incorporate into Work Product intellectual property developed by a third party or by Consultant other than in the course of performing services for Client (“Preexisting IP”). To the extent that Consultant uses or incorporates Preexisting IP into Work Product, Consultant and Officer hereby grant to Client a non-exclusive, perpetual, fully-paid and royalty-free, irrevocable and worldwide right, with the right to sublicense through multiple levels of sublicensees, to use, reproduce, distribute, create derivative works of, publicly perform and publicly display in any medium or format, whether now known or later developed, such Preexisting IP incorporated or used in Work Product. However, in no event will Consultant incorporate into the Work Product any software code licensed under the GNU GPL or LGPL or any similar “open source” license. Consultant and Officer represent and warrant that Consultant and Officer have an unqualified right to license to Client all Preexisting IP as provided in this Section 6.

7. Representations and Warranties. Consultant and Officer each represents and warrants that: (a) the Services shall be performed in a professional manner and in accordance with industry standards, (b) Work Product will be an original work of Consultant or Officer, (c) Consultant and Officer have the right and unrestricted ability to assign the ownership of Work Product to Client as set forth in Section 4 hereof (including without limitation the right to assign the ownership of any Work Product created by Consultant’s or Officer’s employees or contractors), (d) neither the Work Product nor any element thereof will infringe upon or misappropriate any copyright, patent, trademark, trade secret, right of publicity or privacy, or any other proprietary right of any person, whether contractual, statutory or common law, (e) Consultant and Officer have an unqualified right to grant to Client the license to Preexisting IP set forth in Section 6 hereof, and (f) Consultant and Officer will comply with all applicable federal, state, local and foreign laws governing corporations or self-employed individuals, including laws requiring the payment of taxes, such as income and employment taxes, and social security, disability, and other contributions. Consultant and Officer agree to indemnify and hold Client harmless from any and all damages, costs, claims, expenses or other liability (including reasonable attorneys’ fees) arising from or relating to the breach or alleged breach by Consultant or Officer of the representations and warranties set forth in this Section 7.

8. Independent Contractor Relationship. Consultant’s relationship with Client is that of an independent contractor, and nothing in this Agreement is intended to, or should be construed to, create a partnership, agency, joint venture or employment relationship between Client and any of Consultant’s or Officer’s employees or agents. Consultant and Officer are not authorized to make any representation, contract or commitment on behalf of Client unless otherwise expressly permitted by Client. Consultant, Officer and Consultant’s and Officer’s employees will not be entitled to any of the benefits that Client may make available to its employees, including, but not limited to, group health or life insurance, profit-sharing or retirement benefits. Because Consultant is an independent contractor, Client will not withhold or make payments for social security, make unemployment insurance or disability insurance contributions, or obtain workers’ compensation insurance on behalf of Consultant. Consultant and Officer are solely responsible for, and will file, on a timely basis, all tax returns and payments required to be filed with, or made to, any federal, state or local tax authority with respect to the performance of Services and receipt of fees under this Agreement. Consultant and Officer are solely responsible for, and must maintain adequate records of, expenses incurred in the course of performing Services under this Agreement. No part of Consultant’s compensation will be subject to withholding by Client for the payment of any social security, federal, state or any other employee payroll taxes. Client will regularly report amounts paid to Consultant by filing Form 1099-MISC with the U.S. Internal Revenue Service (“IRS”) as required by law. If, notwithstanding the foregoing, Consultant is reclassified as an employee of Client, or any affiliate of Client, by the IRS, the U.S. Department of Labor, or any other federal or state or foreign agency as the result of any administrative or judicial proceeding, Consultant and Officer agree that Consultant and Officer will not, as the result of such reclassification, be entitled to or eligible for, on either a prospective or retrospective basis, any employee benefits under any plans or programs established or maintained by Client.

9. Confidential Information. Consultant and Officer agree that during the term of this Agreement and thereafter neither will use or permit the use of Client’s Confidential Information (as defined below) in any manner or for any purpose not expressly set forth in this Agreement, will hold such Confidential Information in confidence and protect it from unauthorized use and disclosure, and will not disclose such Confidential Information to any third parties except as set forth in Section 10 hereof. “Confidential Information” as used in this Agreement shall mean all information disclosed by Client to Consultant or Officer, whether during or before the Term, that is not generally known in the Client’s trade or industry and shall include, without limitation: (a) concepts and ideas relating to the development and distribution of content in any medium or to the current, future and proposed products or services of Client or its subsidiaries or affiliates; (b) trade secrets, drawings, inventions, know-how, software programs, and software source documents; (c) information regarding plans for research, development, new service offerings or products, marketing and selling, business plans, business forecasts, budgets and unpublished financial statements, licenses and distribution arrangements, prices and costs, suppliers and customers; (d) existence of any business discussions, negotiations or agreements between the parties; and (e) any information regarding the skills and compensation of employees, contractors or other agents of Client or its subsidiaries or affiliates. Confidential Information also includes proprietary or confidential information of any third party who may disclose such information to Client, Consultant or Officer in the course of Client’s business. Confidential Information does not include information that (x) is or becomes a part of the public domain through no act or omission of Consultant or Officer, (y) is disclosed to Consultant and Officer by a third party without restrictions on disclosure, or (z) was in Consultant’s and Officer’s lawful possession prior to the disclosure and was not obtained by Consultant or Officer either directly or indirectly from Client. In addition, this Section 9 will not be construed to prohibit disclosure of Confidential Information to the extent that such disclosure is required by law or valid order of a court or other governmental authority or as required or permitted to be disclosed pursuant to Rule 21F-17(a) under the Exchange Act; provided, however, that Consultant shall first have given notice to Client and shall have made a reasonable effort to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued. All Confidential Information furnished to Consultant or Officer by Client is the sole and exclusive property of Client or its suppliers or customers. Upon request by Client, Consultant and Officer agree to promptly deliver to Client the original and any copies of the Confidential Information.

10. Consultant’s Employees. Consultant will ensure that each of its employees or other agents, including Officer, who will have access to any Confidential Information or perform any Services has entered into a binding written agreement that is expressly for the benefit of Client and protects Client’s rights and interests to at least the same degree as Section 9 hereof. Client reserves the right to refuse or limit Consultant’s use of any employee or consultant or to require Consultant to remove any employee or consultant already engaged in the performance of the Services. Client’s exercise of such right will in no way limit Consultant’s and Officer’s obligations under this Agreement.

11. No Conflict of Interest. During the term of this Agreement, Consultant and Officer will not accept work, enter into a contract, or accept an obligation from any third party, inconsistent or incompatible with Consultant’s and Officer’s obligations, or the scope of Services rendered for Client, under this Agreement. Consultant and Officer each warrants that there is no other contract or duty on its part inconsistent with this Agreement. Consultant and Officer each agrees to indemnify Client from any and all loss or liability incurred by reason of the alleged breach by Consultant or Officer of any services agreement with any third party.

12. Term and Termination.

12.1 Term. The term of this Agreement is for twenty-four (24) months from the Effective Date set forth above, unless earlier terminated as provided in this Agreement (the “Term”). During the Term, Consultant agrees to perform all legal and contractual duties and Officer accepts all legal responsibilities of an “executive officer” of Client as such term is defined under Rule 3b-7 under the Exchange Act.

12.2 Termination Without Cause. Client may terminate this Agreement, with or without cause, at any time upon thirty (30) days’ prior written notice to Consultant. Consultant may terminate this Agreement, with or without cause, at any time upon thirty (30) days’ prior written notice to Client. In the event that Consultant’s engagement is terminated without cause, Client shall have no further obligations to Consultant hereunder except (a) for unpaid (i) fees required to be paid pursuant to the satisfaction of the terms of Section 3.1 hereof; and (ii) any Bonus required to be paid or required to be provided pursuant to Section 3.3 hereof, or Section 3.4 hereof or Section 3.6 hereof, or Section 3.7 hereof (such fees and Bonus collectively, the “Accrued Amounts”); and (b) upon execution by each of Consultant and Officer of a general release and waiver in the form annexed to this Agreement as Exhibit A (the “Release”), a severance payment of $50,000. Consultant shall have sixty (60) days from the date of termination to execute and return the Release. Payments made on account of Consultant’s execution of the Release shall be paid in three (3) monthly installments within thirty (30) days of each of the three (3) calendar months following the date of termination.

12.3 Termination for Cause. Either party may terminate this Agreement immediately in the event the other party has materially breached the Agreement and failed to cure such breach within fifteen (15) days of receipt of notice by the non-breaching party. In the event that Consultant’s engagement is terminated with cause, Client shall have no further obligations to Consultant hereunder except for any Accrued Amounts.

12.4 Accrued Amounts. All Accrued Amounts provided for under this Agreement shall be paid within seven (7) calendar days after the termination of Consultant.

12.5 Survival. The rights and obligations contained in Section 4 hereof (“Ownership of Work Product”), Section 5 hereof (“Other Rights”), Section 6 hereof (“License to Preexisting IP”), Section 7 hereof (“Representations and Warranties”), Section 9 hereof (“Confidential Information”) and Section 13 hereof (“Noninterference with Business”) hereof will survive any termination or expiration of this Agreement.

13. Noninterference with Business. During this Agreement, and for a period of one (1) year immediately following its termination, each of Consultant and Officer agrees not to interfere with the business of Client in any manner. By way of example and not of limitation, each of Consultant and Officer agrees not to solicit or induce any employee, independent contractor, or Client customer to terminate or breach an employment, contractual or other relationship with Client.

14. Successors and Assigns. Consultant and Officer may not subcontract or otherwise delegate or assign this Agreement or any of its obligations under this Agreement without Client’s prior written consent. Any attempted assignment in violation of the foregoing shall be null and void. Subject to the foregoing, this Agreement will be for the benefit of Client’s successors and assigns, and will be binding on Consultant’s and Officer’s assignees.

15. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (i) by personal delivery when delivered personally; (ii) by overnight courier upon written verification of receipt; (iii) by telecopy or facsimile transmission upon acknowledgment of receipt of electronic transmission; or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth below or such other address as either party may specify in writing.

16. Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of Massachusetts, without giving effect to any conflicts of laws principles that require the application of the law of a different jurisdiction.

17. Severability. Should any provisions of this Agreement be held by a court of law to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

18. Waiver. The waiver by Client of a breach of any provision of this Agreement by Consultant or Officer shall not operate or be construed as a waiver of any other or subsequent breach by Consultant or Officer.

19. Injunctive Relief for Breach. Consultant’s and Officer’s obligations under this Agreement are of a unique character that gives them particular value; breach of any of such obligations will result in irreparable and continuing damage to Client for which there will be no adequate remedy at law; and, in the event of such breach, Client will be entitled to injunctive relief and/or a decree for specific performance, and such other and further relief as may be proper (including monetary damages if appropriate).

20. Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or contemporaneous oral or written agreements concerning such subject matter. The terms of this Agreement will govern all services undertaken by Consultant for Client. This Agreement may only be changed or amended by mutual agreement of authorized representatives of the parties in writing. The Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument.

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In Witness Whereof, the parties have executed this Agreement as of the Effective Date.

CLIENT:

Stran & Company, Inc.

By:	/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	President and Chief Executive Officer

Address:		2 Heritage Drive, Suite 600 Quincy, MA 02171

CONSULTANT:

Josselin Capital Advisors, Inc.
Name of Consultant (Please Print)

/s/ John Audibert
Signature

President
Title (if applicable)

Address:	14 Norfield Road
Weston, CT 06883

OFFICER:

John Audibert
Name of Officer (Please Print)

/s/ John Audibert
Signature

Title (if applicable)

Address:	14 Norfield Road
Weston, CT 06883

EXHIBIT A

RELEASE

The undersigned, and Stran & Company, Inc. (the “Client”) entered into an Amended and Restated Consulting Agreement, dated April 14, 2023 (the “Agreement”) of which this Release forms a part. For purposes of this Release, Client shall be defined the same as in the Agreement.

Client and the undersigned agree that this Release will become effective seven (7) days after the undersigned sign it and do not revoke it. The undersigned understand and agree that the undersigned may not sign this Release prior to the undersigned’s termination in accordance with Section 12.2 of the Agreement. Upon the effectiveness of this Release, the undersigned will be entitled to the payment described in Section 12.2 of the Agreement, in the manner and under the terms and conditions set forth in the Agreement.

In exchange for providing the undersigned with the compensation described in the Agreement, the undersigned agree to waive all claims against Client, and to release and forever discharge Client, to the fullest extent permitted by law, from any and all liability for any claims, rights or damages of any kind, whether known or unknown to the undersigned, that the undersigned may have against Client as of the date of my execution of this Release that arise out of or relate in any way to Consultant’s engagement with Client or the termination of such engagement, arising under any applicable federal, state or local law or ordinance, including but not limited to Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Equal Pay Act, the Uniform Services Employment and Re-employment Rights Act, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act, the Civil Rights Act of 1991, the Rehabilitation Act of 1973, the Older Workers Benefit Protection Act, the Worker Adjustment Retraining and Notification Act, the Occupational Safety and Health Act of 1970, and claims for individual relief under the Sarbanes-Oxley Act of 2002 and any other federal, state or local statute or constitutional provision governing employment notwithstanding that none of the undersigned was an employee of Client at any time during the Term; all tort, contract (express or implied), common law, and public policy claims of any type whatsoever; all claims for invasion of privacy, defamation, intentional infliction of emotional distress, injury to reputation, pain and suffering, constructive and wrongful discharge, retaliation, wages, monetary or equitable relief, vacation pay, grants or awards under any unvested and/or cancelled equity and/or incentive compensation plan or program, separation and/or severance pay under any separation or severance pay plan maintained by Client, any other employee fringe benefits plans, medical plans, or attorneys’ fees; or any demand to seek discovery of any of the claims, rights or damages previously enumerated herein.

This Release is not intended to, and does not, release rights or claims that may arise after the date of the undersigned’s execution hereof, including without limitation any rights or claims that the undersigned may have to secure enforcement of the terms and conditions of the Agreement or this Release. To the extent any claim, charge, complaint or action covered by this Release is brought by the undersigned, for the undersigned’s benefit or on the undersigned’s behalf, the undersigned expressly waive any claim to any form of monetary or other damages, including attorneys’ fees and costs, or any other form of recovery or relief in connection with any such claim, charge, complaint or action. The undersigned further agree to dismiss with prejudice any pending civil lawsuit or arbitration covered by this Release. For purposes of this Release, “the undersigned” shall include the undersigned’s affiliates, heirs, executors, administrators, attorneys, representatives, successors and assigns.

The undersigned acknowledge that the undersigned are executing this Release voluntarily, free of any duress or coercion. Client has urged the undersigned to obtain the advice of an attorney or other representative of my choice, unrelated to Client, prior to executing this Release, and the undersigned acknowledge that the undersigned have had the opportunity to do so. Further, the undersigned acknowledge that the undersigned have a full understanding of the terms of the Agreement and this Release. The undersigned understand that the execution of this Release is not to be construed as an admission of liability or wrongdoing by Client or the undersigned.

The undersigned acknowledge that the undersigned have been given at least twenty-one (21) days within which to consider executing this Release (the “Twenty-One (21)-Day Period”) and seven (7) days from the date of my execution of this Release within which to revoke it (the “Revocation Period”). The undersigned understand that my executed Release must be returned to the President or another executive of Client. If the undersigned execute this Release prior to the end of the Twenty-One (21)-Day Period, the undersigned agree and acknowledge that: (i) the undersigned’s execution was a knowing and voluntary waiver of the undersigned’s rights to consider this Release for the full twenty-one (21) days; and (ii) the undersigned had sufficient time in which to consider and understand this Release, and to review it with an attorney or other representative of the undersigned’s choice, if the undersigned wished. Any revocation of this Release must be in writing and returned to the President or another executive officer of Client, via certified U.S. Mail, Return Receipt Requested. In the event that the undersigned revoke this Release, the undersigned acknowledge that the undersigned will not be entitled to receive, and agree not to accept, any payments or compensation described in the Agreement that are contingent upon signature of this Release. The undersigned agree that the undersigned’s acceptance of any such payments or compensation will constitute an acknowledgment that the undersigned did not revoke this Release. This Release will not become effective or enforceable until the Revocation Period has expired.

BY SIGNING THIS RELEASE, THE UNDERSIGNED ACKNOWLEDGE THAT THE UNDERSIGNED ARE KNOWINGLY AND VOLUNTARILY WAIVING AND RELEASING ANY AND ALL RIGHTS THE UNDERSIGNED MAY HAVE AGAINST STRAN & COMPANY, INC. UP TO THE DATE OF THE UNDERSIGNED’S EXECUTION OF THIS RELEASE UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE OLDER WORKERS BENEFIT PROTECTION ACT, AND ALL OTHER APPLICABLE DISCRIMINATION LAWS, STATUTES, ORDINANCES OR REGULATIONS.

ACCEPTED AND AGREED TO

(If Individual)

Name:

Date:

(If Entity)

By:

Name of Entity:

Name of Authorized Signatory:

Title of Authorized Signatory: